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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) October 29, 1996

                             AM INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)




               Delaware                1-683                    34-0054940
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(State or Other Jurisdiction        (Commission               (IRS Employer
        of Incorporation)           File Number)           Identification No.)

      431 Lakeview Court
     Mt. Prospect, Illinois                                     60056
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code 847-375-1700





                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.


            On October 29, 1996, AM International, Inc., a Delaware corporation (the "Company"), announced that it has entered into a Merger Purchase Agreement (the "Merger Agreement"), dated October 29, 1996, with 8044 Acquisition Inc., a Delaware corporation ("Buyer"), and 8044 Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Buyer ("Sub"), providing for the merger of Sub with and into the Company, with the Company being the surviving corporation in the merger. Following the merger, the Company will be a wholly owned subsidiary of Buyer. Pursuant to the Merger Agreement and subject to the terms and conditions thereof, each share of Company common stock will be converted into the right to receive $5.00 per share in cash. The Merger Agreement is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.

            A press release of the Company dated October 29, 1996 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            (c)  Exhibits.

     Exhibit No.                        Exhibit
     -----------                        -------

        2.1              Merger Purchase Agreement dated October
                         29, 1996 among AM International, Inc., 8044
                         Acquisition Inc., and 8044 Acquisition Sub Inc.

        99.1             Press Release dated October 29, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AM INTERNATIONAL, INC.



Date:  October 29, 1996              By:   /s/ Thomas D. Rooney
                                         ------------------------------------
                                          Thomas D. Rooney
                                          Vice President and
                                          Chief Financial Officer




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                                 EXHIBIT INDEX
                                 -------------

                The following exhibits are filed herewith as noted below.


        Exhibit No.                              Exhibit
        -----------                              -------

           2.1                   Merger Purchase Agreement dated October
                                 29, 1996 among AM International, Inc., 8044
                                 Acquisition Inc., and 8044 Acquisition Sub Inc.

          99.1                   Press Release dated October 29, 1996.
















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